Nature of Operations	12 Months Ended
Dec. 31, 2024
Nature of Operations [Abstract]
Nature of Operations
Note 1 - Nature of Operations

A.
Camtek Ltd. (“Camtek” or “Company”), an Israeli corporation, is jointly controlled by (21.16%) Priortech Ltd. (“Priortech”), an Israeli corporation listed on the Tel-Aviv Stock Exchange and (17.20%) Chroma Ate Inc. (“Chroma”). Camtek provides automated and technologically advanced solutions dedicated to enhancing production processes, increasing products yield and reliability, enabling and supporting customers’ latest technologies in the semiconductor fabrication industry.

B.
In October 2023, the Company completed the acquisition of 100% of the shares of FRT GmbH ("FRT"), a German-based company. FRT is a leading supplier of high-precision metrology solutions for the Advanced Packaging and Silicon Carbide markets. See Note 3 – Acquisition of FRT.